SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 2003

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                                  ABAXIS, INC.
             (Exact name of registrant as specified in its charter)
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          California                      000-19720              77-0213001
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer)
incorporation or organization)    ------------------------   Identification No.)
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    3240 Whipple Road, Union City, CA                               94587
(Address of principal executive offices)                          (Zip Code)
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       Registrant's telephone number, including area code: (510) 675-6500
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             (Former name or address, if changes since last report)

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Item 12.

      On October 28, 2003, the Company released a press release that is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Exhibit No.       Description
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99.1              Press release dated October 28, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 28th day of October, 2003.

                                                     Abaxis, Inc.

                                                     By: /s/ Alberto Santa Ines
                                                         Alberto Santa Ines
                                                         Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.       Description
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99.1              Press release dated October 28, 2003.